                                                                                                       EXHIBIT 10.1

                                        GREENPOINT MORTGAGE SECURITIES LLC,

                                                   as Purchaser,

                                          _____________________________,

                                              as Seller and Servicer,

                                          _____________________________,

                                                    as Seller,

                                       HOME EQUITY LOAN TRUST [    ]-[   ],

                                                    as Issuer,

                                                        and

                                          _____________________________,

                                               as Indenture Trustee

                                   ____________________________________________

                                         MORTGAGE LOAN PURCHASE AGREEMENT
                                   ____________________________________________

                                             Dated as of ____________

         This  Mortgage  Loan Purchase  Agreement  (the  "Agreement"),  dated as of  ____________,  is made among [
], as seller  ("[    ]")  and as servicer (in such capacity,  the  "Servicer"),  [      ] as seller  ("[    ]" and,
together with [    ],  each a "Seller" and collectively,  the "Sellers"),  GreenPoint  Mortgage  Securities LLC, as
purchaser  (the  "Purchaser"),  Home  Equity  Loan  Trust  [    ]-[   ],  as  issuer  (the  "Issuer"),  and [ ], as
indenture trustee (the "Indenture Trustee").

                                                    WITNESSETH:

         WHEREAS,  [    ],  in the ordinary  course of its business  acquires and originates  home equity loans and acquired or  originated  all of the home equity loans listed on the Mortgage  Loan  Schedule  attached as Exhibit 1 hereto (the "Initial Mortgage Loans");

         WHEREAS,  [    ] sold a portion of the Initial  Mortgage Loans (the "[    ] Initial  Mortgage  Loans") and
intends to sell a portion of the Subsequent  Mortgage Loans to be sold by [    ] hereunder,  to [    ]  ("[    ]"),
pursuant to a Mortgage Loan Purchase  Agreement (the "[    ]  Purchase  Agreement"),  dated as of [    ] (each date
of sale, a "Prior Transfer Date") among [    ], as purchaser,  [    ], as seller,  [    ], as Issuer and [    ], as
trustee;

         WHEREAS,  [    ] sold the [    ] Initial Mortgage Loans to [    ] pursuant to a Trust Agreement,  dated as
of [    ], between [    ], as depositor and [    ], as owner trustee;

         WHEREAS,  [    ] owns the Cut-Off Date  Principal  Balances and the Related  Documents  for the portion of
Initial  Mortgage  Loans  identified  on the Mortgage Loan  Schedule-A  attached as Exhibit 1-A hereto (the "[    ]
Initial  Mortgage  Loans"),  including  rights  to (a) any  property  acquired  by  foreclosure  or deed in lieu of
foreclosure  or otherwise,  and (b) the proceeds of any insurance  policies  covering the [    ]  Initial  Mortgage
Loans;

         WHEREAS,  [    ]  owns the Cut-Off  Date  Principal  Balances  and the  Related  Documents  for the [    ]
Initial  Mortgage  Loans  identified  on the Mortgage  Loan  Schedule-B  attached as Exhibit 1-B hereto,  including rights to (a) any  property  acquired by  foreclosure  or deed in lieu of  foreclosure  or  otherwise,  and (b) the
proceeds of any insurance policies covering the [    ] Initial Mortgage Loans;

         WHEREAS,  the parties  hereto  desire  that:  (i) [    ] sell the Cut-Off Date  Principal  Balances of the
[    ]  Initial  Mortgage  Loans to the  Purchaser  on the Closing  Date  pursuant  to the terms of this  Agreement
together  with the Related  Documents,  and  thereafter  all  Additional  Balances  relating to the [    ]  Initial
Mortgage Loans created on or after the Cut-Off Date and prior to the Rapid  Amortization  Period,  (ii) [    ] sell
the Cut-Off Date  Principal  Balances of the [    ]  Initial  Mortgage  Loans to the  Purchaser on the Closing Date
pursuant to the terms of this  Agreement  together  with the  Related  Documents,  and  thereafter  all  Additional
Balances  relating to the [    ]  Initial  Mortgage  Loans  created on or after the  Cut-Off  Date and prior to the
Rapid  Amortization  Period,  (iii) the Sellers  may sell  Subsequent  Mortgage  Loans to the Issuer on one or more
Subsequent  Transfer  Dates  pursuant  to the terms of the  related  Subsequent  Transfer  Agreement,  and (iv) the
related Seller and [    ] make certain  representations  and warranties on the Closing Date and on each  Subsequent
Transfer Date;

         WHEREAS,  pursuant  to the Trust  Agreement,  the  Purchaser  will  sell the  Initial  Mortgage  Loans and transfer all of its rights under this Agreement to the Issuer on the Closing Date;

         WHEREAS, pursuant to the terms of the Servicing Agreement, the Servicer will service the Mortgage Loans;

         WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

         WHEREAS,  pursuant to the terms of the  Indenture,  the Issuer will issue the Notes,  secured by the Trust
Estate;

         NOW,  THEREFORE,  in consideration of the mutual covenants herein  contained,  the parties hereto agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS

Section 1.1       Definitions.  For all purposes of this Agreement,  except as otherwise  expressly provided herein or unless the context  otherwise  requires,  capitalized terms not otherwise defined herein shall have the meanings
assigned  to such terms in the  Definitions  contained  in  Appendix  A to the  indenture  dated as of [    ]  (the
"Indenture"),  between the Issuer and the Indenture  Trustee,  which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.2       Other  Definitional  Provisions.  All terms  defined in this  Agreement  shall  have the  defined meanings  when used in any  certificate  or other  document  made or delivered  pursuant  hereto  unless  otherwise defined therein.

         As used in this Agreement and in any  certificate or other document made or delivered  pursuant  hereto or thereto,  accounting  terms not  defined  in this  Agreement  or in any such  certificate  or other  document,  and accounting terms partly defined in this Agreement or in any such  certificate or other document,  to the extent not defined,  shall have the respective meanings given to them under generally accepted accounting  principles.  To the extent that the  definitions  of accounting  terms in this  Agreement or in any such  certificate or other document are inconsistent with the meanings of such terms under generally accepted  accounting  principles,  the definitions contained in this Agreement or in any such certificate or other document shall control.

         The words  "hereof,"  "herein,"  "hereunder" and words of similar import when used in this Agreement shall refer to this  Agreement  as a whole and not to any  particular  provision of this  Agreement;  Section and Exhibit references  contained in this  Agreement  are  references to Sections and Exhibits in or to this  Agreement  unless otherwise specified;  the term "including" shall mean "including without limitation";  "or" shall include "and/or";
and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

         The  definitions  contained in this  Agreement are  applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         Any  agreement,  instrument or statute  defined or referred to herein or in any  instrument or certificate delivered  in  connection  herewith  means such  agreement,  instrument  or  statute as from time to time  amended, modified or  supplemented  and includes (in the case of agreements or  instruments)  references to all  attachments thereto and  instruments  incorporated  therein;  references to a Person are also to its permitted  successors  and assigns.

                                                    ARTICLE II

                                   SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

Section 2.1       Sale of Initial Mortgage Loans.

(a)      [    ],  by the  execution  and  delivery of this  Agreement,  does hereby  sell,  assign,  set over,  and otherwise  convey to the Purchaser,  without  recourse,  all of its right,  title and interest in, to and under the
following,  wherever located:  (i) the [    ] Initial Mortgage Loans (including the Cut-Off Date Principal Balances now existing and all  Additional  Balances  thereafter  arising  thereunder to and  including the date  immediately preceding  the  commencement  of the Rapid  Amortization  Period  relating  thereto;  provided,  however,  that any
Principal Balance  represented by a Draw made during the Rapid  Amortization  Period and interest thereon and money
due or to become due in respect  thereof will not be or deemed to be transferred  to the  Purchaser,  and [    ] in
such event shall retain  ownership of each Principal  Balance  represented  by each such Draw and interest  thereon and money due or to become due in respect  thereof),  all interest  accruing  thereon,  all monies due or to become due thereon,  and all  collections  in respect  thereof  received on or after the Cut-Off Date (other than interest
due thereon prior to the Cut-Off  Date);  (ii) the interest of [    ] in any  insurance  policies in respect of the
[    ] Initial Mortgage Loans; and (iii) all proceeds of the foregoing;  provided, however, that the Purchaser does not assume the  obligation  under each Loan  Agreement  relating to a Mortgage  Loan to fund Draws to the Mortgagor thereunder,  and the  Purchaser  shall not be obligated  or permitted to fund any such Draws,  it being agreed that
[    ] will retain the  obligation  to fund future  Draws.  Such  conveyance  shall be deemed to be made:  (1) with respect to the Cut-Off Date  Principal  Balances,  as of the Closing  Date;  and (2) with  respect to the amount of each  Additional  Balance  created  on or after  the  Cut-Off  Date  and  prior to the  commencement  of the  Rapid
Amortization  Period,  as of the  later  of the  Closing  Date and the date  that the  corresponding  Draw was made
pursuant to the related  Loan  Agreement,  subject to the receipt by [    ] of  consideration  therefor as provided
herein under clause (a) of Section 2.3.

(b)      Reserved.

(c)      [    ],  by the  execution  and  delivery of this  Agreement,  does hereby  sell,  assign,  set over,  and otherwise  convey to the Purchaser,  without  recourse,  all of its right,  title and interest in, to and under the
following,  and wherever  located:  (i) the [    ]  Initial  Mortgage  Loans  (including the Cut-Off Date Principal
Balances now existing and its rights to acquire all Additional  Balances and Excluded  Amounts  thereafter  arising thereunder,  all  interest  accruing  thereon,  all monies due or to become due  thereon,  and all  collections  in respect thereof  received on or after the Cut-Off Date (other than interest  thereon in respect of any period prior
to the Cut-Off  Date));  (ii) the  [    ]'s  interest in any  insurance  policies in respect of the [    ]  Initial
Mortgage  Loans;  and (iii) all proceeds of the foregoing;  provided,  however,  that the Purchaser does not assume the  obligation  under each Loan Agreement  relating to a Mortgage Loan to fund Draws to the Mortgagor  thereunder,
and the  Purchaser  shall not be obligated  or  permitted to fund any such Draws,  it being agreed that [    ] will
retain the obligation to fund future Draws pursuant to the applicable  [    ] Purchase  Agreement.  Such conveyance
shall be deemed to be made:  (1) with respect to the Cut-Off Date Principal  Balances,  as of the Closing Date; and
(2) with  respect to the amount of each  Additional  Balance  created on or after the Cut-Off Date and prior to the commencement  of the  Rapid  Amortization  Period,  as of the  later of the  Closing  Date  and the  date  that the
corresponding  Draw was made  pursuant  to the  related  Loan  Agreement,  subject  to the  receipt  by  [    ]  of
consideration therefor as provided herein under clause (a) of Section 2.3.

(d)      In  connection  with the  conveyance by [    ] of the [    ]  Initial  Mortgage  Loans and any  Subsequent
Mortgage  Loans,  [    ] further  agrees,  at its own expense,  on or prior to the Closing Date with respect to the
Principal  Balances of the [    ] Initial Mortgage Loans and on or prior to the related  Subsequent Cut-Off Date in
the case of such  Subsequent  Mortgage  Loans  sold by it, to  indicate  in its books and  records  that the [    ]
Initial  Mortgage  Loans  have been sold to the  Purchaser  pursuant  to this  Agreement,  and,  in the case of the
Subsequent Mortgage Loans, to the Issuer pursuant to the related Subsequent  Transfer Agreement,  and to deliver to
the Purchaser  true and complete  lists of all of the Mortgage  Loans sold by [    ]  specifying  for each Mortgage
Loan (i) its  account  number and (ii) its Cut-Off Date  Principal  Balance or  Subsequent  Cut-Off Date  Principal
Balance.  The Mortgage  Loan  Schedule  indicating  such  information  with  respect to the Mortgage  Loans sold by
[    ] shall be marked as Exhibit 1-A to this  Agreement  and is hereby  incorporated  into and made a part of this
Agreement.

(e)      In  connection  with the  conveyance by [    ] of the [    ]  Initial  Mortgage  Loans and any  Subsequent
Mortgage  Loans,  such Seller further agrees,  at its own expense,  on or prior to the Closing Date with respect to
the Principal  Balances of such [    ]  Initial  Mortgage Loans and on or prior to the related  Subsequent  Cut-Off
Date in the case of such  Subsequent  Mortgage  Loans sold by it, to  indicate  in its books and  records  that the
respective  [    ] Initial Mortgage Loans have been sold to the Purchaser  pursuant to this Agreement,  and, in the case of the  Subsequent  Mortgage  Loans,  to the Issuer  pursuant to the related  Subsequent  Transfer  Agreement.
[    ],  as Servicer of the Mortgage  Loans sold by [    ],  agrees to deliver to the  Purchaser  true and complete lists of all of the Mortgage  Loans sold by each Seller  specifying  for each Mortgage Loan (i) its account  number and (ii) its Cut-Off Date  Principal  Balance or  Subsequent  Cut-Off Date  Principal  Balance.  The Mortgage  Loan
Schedule  indicating such  information with respect to the Mortgage Loans sold by [    ] shall be marked as Exhibit
1-B to this Agreement and is hereby incorporated into and made a part of this Agreement.

(f)      In  connection  with the  conveyance by [    ] of the [    ]  Initial  Mortgage  Loans and any  Subsequent
Mortgage  Loans sold by it and the  conveyance by [    ] of the [    ]  Initial  Mortgage  Loans and any Subsequent
Mortgage  Loans sold by such  Seller,  [    ]  shall,  (A) with  respect to each  Mortgage  Loan,  on behalf of the
Purchaser  deliver to, and deposit with the  Custodian,  at least five (5) Business Days before the Closing Date in the case of an Initial  Mortgage Loan,  and, on behalf of the Issuer,  three (3) Business Days prior to the related
Subsequent  Transfer  Date in the case of a Subsequent  Mortgage  Loan,  the original  Loan  Agreement  endorsed or assigned without  recourse in blank (which  endorsement  shall contain either an original  signature or a facsimile
signature of an  authorized  officer of [    ]) or, with respect to any Mortgage Loan as to which the original Loan
Agreement  has been  permanently  lost or  destroyed  and has not been  replaced,  a Lost Note  Affidavit,  and any modification  agreement or amendment to such Loan  Agreement  and (B) except as provided in clause (A) with respect to the Loan Agreements, deliver the Mortgage Files to the Servicer.

         Within the time period for the review of each Loan  Agreement  set forth in Section  2.2 of the  Custodial
Agreement,  if a material defect in any Loan Agreement is discovered  which may materially and adversely affect the value of the related  Mortgage Loan, or the interests of the Indenture  Trustee (as pledgee of the Mortgage Loans),
the  Noteholders,  the  Certificateholders  or the Enhancer in such Mortgage Loan,  including  [    ]'s  failure to
deliver the Loan  Agreement to the  Custodian on behalf of the  Indenture  Trustee,  [    ] shall cure such defect,
repurchase the related  Mortgage Loan at the Repurchase  Price or substitute an Eligible  Substitute  Loan therefor upon the same terms and conditions set forth in Section 3.1 hereof for breaches of  representations  and warranties as to the Mortgage  Loans.  If a material  defect in any of the documents in the Mortgage File held by the Servicer is discovered  which may materially and adversely  affect the value of the related  Mortgage Loan, or the interests of the  Indenture  Trustee (as pledgee of the Mortgage  Loans),  the  Noteholders,  the  Certificateholders  or the
Enhancer in such Mortgage Loan,  including  [    ]'s failure to deliver such documents to the Servicer on behalf of
the Indenture  Trustee,  [    ] shall cure such defect,  repurchase  the related  Mortgage  Loan at the  Repurchase
Price or substitute an Eligible  Substitute  Loan therefor upon the same terms and  conditions set forth in Section
3.1 hereof for breaches of representations and warranties as to the Mortgage Loans.

         Upon sale of the Initial Mortgage Loans,  the ownership of each Loan Agreement,  each related Mortgage and the contents of the related  Mortgage  File shall be vested in the  Purchaser  and the ownership of all records and documents  with respect to the Initial  Mortgage Loans that are prepared by or that come into the possession of any
Seller,  as a seller of the Initial  Mortgage  Loans  hereunder or by [    ] in its capacity as Servicer  under the
Servicing  Agreement shall  immediately vest in the Purchaser,  and shall be promptly  delivered to the Servicer in
the case of the documents in  possession  of [    ] and retained and  maintained in trust by [    ] as the Servicer
(except for the Loan  Agreements,  which shall be retained by the Custodian) at the will of the Purchaser,  in such custodial  capacity only.  Each Seller's  records will  accurately  reflect the sale of each Initial  Mortgage Loan sold by it to the Purchaser.

         The  Purchaser  hereby  acknowledges  its  acceptance  of all right,  title and  interest to the  property conveyed to it pursuant to this Section 2.1.

(g)      The parties hereto intend that the transactions  set forth herein  constitute a sale by the Sellers to the
Purchaser of each of the Sellers' right,  title and interest in and to their respective  Initial Mortgage Loans and other property as and to the extent  described  above.  In the event the  transactions  set forth herein are deemed not to be a sale,  each Seller hereby grants to the  Purchaser a security  interest in all of such Seller's  right, title and interest in, to and under all accounts,  chattel papers,  general intangibles,  contract rights,  payment intangibles,  certificates of deposit, deposit accounts, instruments,  documents, letters of credit, money, advices of credit,  investment  property,  goods and other property  consisting of, arising under or related to the Initial
Mortgage Loans and such other property,  to secure all of such Seller's obligations  hereunder,  and this Agreement shall and hereby does  constitute a security  agreement  under  applicable law. Each Seller agrees to take or cause to be taken such actions and to execute such documents,  including the filing of any  continuation  statements with respect to the UCC-1  financing  statements  filed with respect to the Initial  Mortgage  Loans by the Purchaser on the Closing Date, and any  amendments  thereto  required to reflect a change in the name or corporate  structure of such Seller or the filing of any additional  UCC-1 financing  statements due to the change in the principal  office or jurisdiction of  incorporation  of such Seller,  as are necessary to perfect and protect the Purchaser's and its assignees'  interests in each Initial  Mortgage  Loan and the proceeds  thereof.  The Servicer  shall file any such continuation statements on a timely basis.

(h)      In connection  with the  assignment of any Mortgage Loan  registered on the MERS® System,  [    ]  further
agrees that it will cause,  at [    ]'s own  expense,  as soon as  practicable  after the Closing  Date,  the MERS®
System to indicate  that such  Mortgage  Loan has been  assigned by [    ] to the  Indenture  Trustee in accordance
with this Agreement or the Trust  Agreement for the benefit of the  Noteholders  by including (or deleting,  in the case of Mortgage  Loans which are  repurchased  in accordance  with this  Agreement) in such computer files (a) the specific  code which  identifies  the Indenture  Trustee as the assignee of such  Mortgage Loan and (b) the  series specific code in the field "Pool Field" which  identifies  the series of the Notes issued in  connection  with such
Mortgage  Loans.  [    ] agrees that it will not alter the codes  referenced in this  paragraph with respect to any
Mortgage Loan during the term of this  Agreement  unless and until such Mortgage Loan is  repurchased in accordance with the terms of this Agreement.

Section 2.2       Sale of Subsequent Mortgage Loans.

(a)      Subject to the  conditions  set forth in paragraphs  (b) and (c) below (the  satisfaction  of which (other than the  conditions  specified in  paragraphs  (b)(i),  (b)(ii) and  (b)(iii))  shall be evidenced by an Officer's
Certificate of [    ] dated the date of the related  Subsequent  Transfer Date), in  consideration  of the Issuer's payment of the purchase  price provided for in Section 2.3 on one or more  Subsequent  Transfer Dates using amounts on deposit in the Custodial Account,  the Pre-Funding  Account,  the Funding Account or the Reserve Sub-Account (in
each case to the extent  permitted  by the  Servicing  Agreement),  each  Seller  may,  on the  related  Subsequent
Transfer  Date,  sell,  transfer,  assign,  set over and convey  without  recourse to the Issuer but subject to the other terms and  provisions  of this  Agreement  all of the right,  title and interest of such Seller in and to (i)
Subsequent  Mortgage  Loans  identified on the related  Mortgage Loan Schedule  attached to the related  Subsequent
Transfer  Agreement  delivered by [    ] on such Subsequent  Transfer Date  (including the Subsequent  Cut-Off Date
Principal Balance then existing and all Additional  Balances and Excluded Amounts  thereafter arising thereunder to and including the date immediately  preceding the  commencement of the Rapid  Amortization  Period);  provided that
Excluded  Amounts  shall not be conveyed  to the Issuer and shall be  retained by [    ],  (ii) all money due or to
become due on such  Subsequent  Mortgage  Loan and all  collections  received  on or after the  related  Subsequent
Cut-Off  Date and (iii) all items with  respect to such  Subsequent  Mortgage  Loans to be  delivered  pursuant  to
Section  2.1 above and the other items in the  related  Mortgage  Files;  provided,  however,  that the Seller of a
Subsequent  Mortgage  Loan  reserves and retains all right,  title and  interest in and to  principal  received and interest accruing on such Subsequent  Mortgage Loan prior to the related  Subsequent  Cut-Off Date. Any transfer to the Issuer by a Seller of  Subsequent  Mortgage  Loans  shall be  absolute,  and is intended by the Issuer and such
Seller to constitute  and to be treated as a sale of such  Subsequent  Mortgage Loans by such Seller to the Issuer.
In the event that any such  transaction is deemed not to be a sale,  [    ] and [    ],  as the case may be, hereby
grant to the Issuer as of each Subsequent  Transfer Date a security  interest in all of such Seller's right,  title and interest in, to and under all accounts,  chattel papers,  general intangibles,  payment  intangibles,  contract rights,  certificates of deposit, deposit accounts,  instruments,  documents,  letters of credit, money, advices of credit,  investment  property,  goods and other  property  consisting  of,  arising under or related to the related
Subsequent Mortgage Loans and such other property, to secure all of such Seller's obligations  hereunder,  and this
Agreement shall  constitute a security  agreement  under  applicable law. Each Seller agrees to take or cause to be taken  such  actions  and to  execute  such  documents,  including  the  filing of all  necessary  UCC-1  financing statements  filed  in the  State  of [ ]  (which  shall  be  submitted  for  filing  as of the  related  Subsequent
Transfer Date), any continuation  statements with respect thereto and any amendments  thereto required to reflect a change  in the name or  corporate  structure  of such  Seller  or the  filing  of any  additional  UCC-1  financing statements  due to the change in the principal  office or  jurisdiction  of  incorporation  of such Seller,  as are necessary to perfect and protect the  interests of the Issuer and its  assignees in each  Subsequent  Mortgage Loan and the proceeds thereof.  The Servicer shall file any such continuation statements on a timely basis.

         The Issuer on each  Subsequent  Transfer Date shall  acknowledge  its  acceptance of all right,  title and interest to the related  Subsequent  Mortgage Loans and other  property,  existing on the Subsequent  Transfer Date and thereafter created, conveyed to it pursuant to this Section 2.2.

         The Issuer  shall be  entitled  to all  scheduled  principal  payments  due on and after  each  Subsequent
Cut-Off Date,  all other  payments of principal due and collected on and after each  Subsequent  Cut-Off Date,  and all  payments of interest  on any  related  Subsequent  Mortgage  Loans,  minus that  portion of any such  interest payment that is allocable to the period prior to the related  Subsequent  Cut-Off Date and any payment  relating to any Excluded Amounts as provided in Section 2.5.

(b)      Any  Seller may  transfer  to the  Issuer  Subsequent  Mortgage  Loans and the other  property  and rights related thereto  described in Section 2.2(a) above,  and during the Pre-Funding  Period,  upon the release of funds on deposit in the  Pre-Funding  Account,  or during the Revolving  Period,  upon the release of funds on deposit in the  Custodial  Account or the Funding  Account,  or during the Managed  Amortization  Period,  following a Funding
Event,  upon the release of funds on deposit in the  Reserve  Sub-Account,  respectively,  in  accordance  with the
Servicing  Agreement,  only upon the  satisfaction  of each of the following  conditions on or prior to the related
Subsequent Transfer Date:

(i)      such Seller or [    ],  as Servicer,  shall have provided the Indenture  Trustee,  the Rating Agencies and the Enhancer with a timely Addition Notice  substantially  in the form of Exhibit 3, which notice shall be given no later than seven Business Days prior to the related  Subsequent  Transfer Date, and shall  designate the Subsequent
Mortgage Loans to be sold to the Issuer,  the aggregate  Principal Balance of such Subsequent  Mortgage Loans as of the related  Subsequent  Cut-Off Date and any other  information  reasonably  requested by the Indenture Trustee or the Enhancer with respect to such Subsequent Mortgage Loans;

(ii)     such Seller shall have  delivered to the  Indenture  Trustee and the Enhancer a duly  executed  Subsequent
Transfer  Agreement  substantially  in the form of Exhibit 2, (A)  confirming  the  satisfaction  of each condition precedent  and  representations  specified  in  this  Section  2.2(b)  and in  Section  2.2(c)  and in the  related
Subsequent Transfer Agreement and (B) including a Mortgage Loan Schedule listing the Subsequent Mortgage Loans;

(iii)    as of each Subsequent  Transfer Date, as evidenced by delivery to the Indenture  Trustee of the Subsequent
Transfer  Agreement in the form of Exhibit 2, the respective Seller shall not be insolvent,  made insolvent by such transfer or aware of any pending insolvency;

(iv)     such sale and transfer  shall not result in a material  adverse tax  consequence  to the Issuer or, due to any action or inaction on the part of the respective Seller, to the Securityholders or the Enhancer;

(v)      the Revolving  Period shall not have terminated or, if during the Managed  Amortization  Period, a Funding
Event shall have occurred; and

(vi)     the Enhancer  shall have approved the sale of the Subsequent  Mortgage Loans (which  approval shall not be unreasonably  withheld)  within five (5) Business Days of receipt of an electronic  file containing the information regarding the  Subsequent  Mortgage Loans that was delivered to the Enhancer prior to the Closing Date with respect to the Initial  Mortgage  Loans;  provided,  that if the Enhancer shall not have notified the respective  Seller or
[    ] within such five (5) Business Days that the Enhancer does not so approve,  such sale of Subsequent  Mortgage
Loans shall be deemed approved by the Enhancer.

         The  obligation of the Issuer to purchase a Subsequent  Mortgage Loan on any  Subsequent  Transfer Date is
subject to the following  conditions:  (i) each such Subsequent  Mortgage Loan must satisfy the representations and warranties  specified in the related  Subsequent  Transfer  Agreement and this  Agreement;  (ii) no such Seller has selected such  Subsequent  Mortgage  Loans in a manner that it  reasonably  believes is adverse to the interests of the  Noteholders or the Enhancer;  and (iii) as of the related  Subsequent  Cut-Off Date each  Subsequent  Mortgage
Loan  will  satisfy  the  following  criteria:  (A) such  Subsequent  Mortgage  Loan  may  not be 30 or  more  days contractually  delinquent as of the related  Subsequent  Cut-Off Date; (B) the original  stated term to maturity of such  Subsequent  Mortgage  Loan  will not  exceed  360  months;  (C) such  Subsequent  Mortgage  Loan must have an
outstanding  Principal  Balance of at least $1,000 and not more than $[    ] as of the related  Subsequent  Cut-Off
Date and will not have a Credit  Limit in excess of $[    ] as of the related  Subsequent  Cut-Off  Date;  (D) such
Subsequent  Mortgage  Loan will be  underwritten  substantially  in  accordance  with the  criteria set forth under
"Description  of the Mortgage Loans - Underwriting  Standards" in the Prospectus  Supplement;  (E) such  Subsequent
Mortgage Loan must have a CLTV at  origination of no more than 100.00%;  (F) the remaining term to stated  maturity of such  Subsequent  Mortgage Loan must be no later than 360 months;  (G) such  Subsequent  Mortgage Loan shall not provide for negative  amortization;  (H) following the purchase of such  Subsequent  Mortgage  Loans by the Issuer, the Mortgage Loans  included in the Trust Estate must have a weighted  average  interest  rate, a weighted  average remaining term to maturity and a weighted  average CLTV at origination,  as of each  Subsequent  Cut-Off Date, that does not vary  materially  from the  Initial  Mortgage  Loans  included  initially  in the  Trust  Estate,  and the percentage  of Mortgage  Loans (by  aggregate  principal  balance)  that are secured by second liens on the related
Mortgaged  Properties  shall be no greater than the  percentage of Initial  Mortgage  Loans;  and (I) following the purchase  of such  Subsequent  Mortgage  Loans by the  Issuer,  the  percentage  of  Mortgage  Loans (by  aggregate principal  balance) that are secured by Mortgaged  Properties that are manufactured  housing properties shall be no greater  than [ ]%.  Subsequent  Mortgage  Loans  with  characteristics  materially  varying  from  those set forth above may be purchased by the Issuer and included in the Trust Estate if they are  acceptable to the  Enhancer,  in its  reasonable  discretion;  provided,  however,  that the  addition of such  Subsequent  Mortgage  Loans will not materially  affect  the  aggregate  characteristics  of the  Mortgage  Loans in the Trust  Estate.  Neither  of the
Sellers shall transfer  Subsequent  Mortgage Loans with the intent to mitigate losses on Mortgage Loans  previously transferred.  Upon the end of the  Revolving  Period,  the Enhancer may increase the  Overcollateralization  Amount pursuant to Section 2.2(d) herein.

(c)      Within  five  Business  Days after each  Subsequent  Transfer  Date,  [    ]  shall  deliver to the Rating
Agencies,  the Indenture Trustee and the Enhancer a copy of the a Mortgage Loan Schedule  reflecting the Subsequent
Mortgage Loans in electronic format.

(d)      In the event  that a mortgage  loan is not  acceptable  to the  Enhancer  as a  Subsequent  Mortgage  Loan
pursuant  to Section  2.2(b)(vi)  hereof,  the  Enhancer  and [    ] may  mutually  agree to the  transfer  of such
mortgage loan to the Issuer as a Subsequent  Mortgage  Loan,  subject to any increase in the  Overcollateralization
Amount that may be agreed to by [    ] and the  Enhancer  pursuant to the  Indenture,  in which event  [    ] shall
deliver to the Issuer and the Indenture Trustee, with a copy to the Enhancer,  an Officer's Certificate  confirming the agreement to the transfer of such  Subsequent  Mortgage Loan and  specifying the amount of such increase in the
Overcollateralization Amount, which additional Overcollateralization Amount may not be contributed by [    ].

Section 2.3       Payment of Purchase Price.

(a)      The  sale  of  the  Initial  Mortgage  Loans  shall  take  place  on  the  Closing  Date,  subject  to and simultaneously  with the deposit of the Initial  Mortgage Loans into the Trust Estate,  the deposit of the Original
Pre-Funded  Amount and the  Interest  Coverage  Amount into the Pre Funding  Account and the  Capitalized  Interest
Account,  respectively,  and the issuance of the  Securities.  The purchase price for the [    ]  Initial  Mortgage
Loans  to be paid by the  Purchaser  to  [    ]  on the  Closing  Date  shall be an  amount  equal  to  $[    ]  in
immediately  available funds,  together with the  Certificates,  in respect of the Cut-Off Date Principal  Balances
thereof.  The purchase  price for the [    ]  Initial  Mortgage  Loans to be paid by the Purchaser to [    ] on the
Closing Date shall be an amount equal to $[    ] in  immediately  available  funds,  in respect of the Cut-Off Date
Principal  Balances  thereof.  The purchase  price paid for any Subsequent  Mortgage Loan by the Indenture  Trustee
pursuant to the terms  hereunder  shall be  one-hundred  percent  (100%) of the  Subsequent  Cut-Off Date Principal
Balance  thereof  (as  identified  on the  Mortgage  Loan  Schedule  attached to the  related  Subsequent  Transfer
Agreement  provided by [    ]).  In the case of each Additional Balance  transferred  hereunder created on or after the Cut-Off  Date (or the  Subsequent  Cut-Off  Date in the case of a  Subsequent  Mortgage  Loan) and prior to the commencement  of the Rapid  Amortization  Period,  the purchase price thereof shall be the principal  amount of the related  Draw  under the  related  Loan  Agreement  on the later of the  Closing  Date (or the  related  Subsequent
Transfer Date in the case of a Subsequent Mortgage Loan) and the date of the creation of such Additional Balance.

(b)      In  consideration  of the sale of the [    ]  Initial  Mortgage  Loans by [    ] to the  Purchaser  on the
Closing Date,  the  Purchaser  shall pay to [    ] on the Closing Date by wire  transfer of  immediately  available
funds to a bank account  designated by [    ],  the amount  specified above in paragraph (a) for the [    ] Initial
Mortgage  Loans;  provided,  that such payment may be on a net funding basis if agreed by [    ] and the Purchaser.
In  consideration  of the sale of any  Subsequent  Mortgage  Loan by [    ] to the Issuer,  the Issuer shall pay to
[    ] by wire  transfer  of  immediately  available  funds to a bank  account  designated  by  [    ],  the amount
specified above in paragraph (a) for each Subsequent Mortgage Loan sold by [    ].

(c)      In  consideration  of the sale of the [    ]  Initial  Mortgage  Loans by [    ] to the  Purchaser  on the
Closing Date,  the  Purchaser  shall pay to [    ] on the Closing Date by wire  transfer of  immediately  available
funds to a bank account  designated by [    ],  the amount  specified above in paragraph (a) for the [    ] Initial
Mortgage  Loans;  provided,  that such payment may be on a net funding basis if agreed by [    ] and the Purchaser.
In  consideration  of the sale of any  Subsequent  Mortgage  Loan by [    ] to the Issuer,  the Issuer shall pay to
[    ] by wire  transfer  of  immediately  available  funds to a bank  account  designated  by  [    ],  the amount
specified above in paragraph (a) for each Subsequent Mortgage Loan sold by [    ].

(d)      With respect to each Additional  Balance  transferred  hereunder with respect to any Initial Mortgage Loan
or Subsequent  Mortgage  Loan,  the Issuer as assignee of the Purchaser  shall pay or cause to be paid to [    ] or
its designee the purchase  price  specified  above for such  Additional  Balance in one of the  following  ways, as applicable,  a cash payment pursuant to Section 3.03(b) of the Servicing  Agreement and Section 2.3(a) hereof in an amount equal to the related  Draw, if then  available  from  Principal  Collections  during the related  Collection
Period on the  Mortgage  Loans,  or from  funds on  deposit  in the  Funding  Account  or from the  payment  of the
Additional Balance Increase Amount pursuant to Section 3.05 of the Indenture.

Section 2.4       [Reserved].

Section 2.5       Draws During Rapid  Amortization  Period.  During the Rapid  Amortization  Period, any Draws made on the Mortgage  Loans (each,  an "Excluded  Amount")  shall not be Additional  Balances,  and the ownership of the
related  balances  shall be retained by [    ].  On any Payment  Date during the Rapid  Amortization  Period,  with respect to the related  Collection  Period, all Collections in respect of each Mortgage Loan shall be allocated pro
rata as between  the Issuer  and  [    ],  based on the  relative  proportions  of the  Principal  Balance  and the
Excluded Amount thereof,  respectively,  as of the end of the calendar month  immediately  prior to such Collection
Period.  During  the Rapid  Amortization  Period,  any losses  incurred  with  respect to a Mortgage  Loan shall be
allocated pro rata between the Issuer and [    ],  based on the Principal  Balance and the Excluded Amount thereof, respectively,  as of the date of liquidation of such Mortgage Loan.  Notwithstanding  any other provision hereof or of the Servicing  Agreement,  payments and collections  allocable to an Excluded Amount shall not be deposited into the Custodial  Account,  the  Distribution  Account or the Note Payment  Account,  and shall be  distributed by the
Servicer to [    ] no less  frequently  than monthly in accordance  with  reasonable  instructions  provided by the
Seller.

                                                    ARTICLE III

                                          REPRESENTATIONS AND WARRANTIES;
                                                REMEDIES FOR BREACH

Section 3.1       Representations  and  Warranties.  [    ]  represents  and warrants to the  Purchaser,  as of the
Closing  Date  and as of each  Subsequent  Transfer  Date  (or if  otherwise  specified  below,  as of the  date so specified):

         (a)      As to [    ]:

(i)      [    ] is a  corporation  duly  organized,  validly  existing and in good  standing  under the laws of the jurisdiction  governing its creation and  existence and is or will be in compliance  with the laws of each state in which any  Mortgaged  Property is located to the extent  necessary to ensure the  enforceability  of each  Mortgage
Loan;

(ii)     [    ] has the power and  authority  to make,  execute,  deliver and perform  its  obligations  under this
Agreement and each Subsequent  Transfer  Agreement to which it is a party and all of the transactions  contemplated under this Agreement and each such Subsequent Transfer  Agreement,  and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and each such Subsequent Transfer Agreement;

(iii)    [    ] is not required to obtain the consent of any other Person or any consents,  licenses,  approvals or authorizations  from, or  registrations  or  declarations  with, any  governmental  authority,  bureau or agency in connection  with the  execution,  delivery,  performance,  validity  or  enforceability  of this  Agreement  or any
Subsequent Transfer Agreement, except for such consents,  licenses,  approvals or authorizations,  or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv)     The  execution  and delivery of this  Agreement and any  Subsequent  Transfer  Agreement by [    ] and its
performance and compliance with the terms of this Agreement and each such  Subsequent  Transfer  Agreement will not
violate [    ]'s  Certificate of Incorporation or Bylaws or constitute a material default (or an event which,  with notice or lapse of time, or both,  would  constitute a material  default)  under,  or result in the material breach
of, any material  contract,  agreement or other instrument to which [    ] is a party or which may be applicable to
[    ] or any of its assets;

(v)      No litigation before any court,  tribunal or governmental body is currently  pending,  or to the knowledge
of [    ]  threatened,  against [    ] or with respect to this Agreement or any Subsequent  Transfer Agreement that
in  the  opinion  of  [    ]  has a  reasonable  likelihood  of  resulting  in a  material  adverse  effect  on the transactions contemplated by this Agreement or any Subsequent Transfer Agreement;

(vi)     Reserved;

(vii)    This Agreement and each Subsequent  Transfer Agreement to which it is a party,  constitutes a legal, valid
and  binding  obligation  of  [    ],   enforceable  against  [    ]  in  accordance  with  its  terms,  except  as
enforceability may be limited by applicable  bankruptcy,  insolvency,  reorganization,  moratorium or other similar laws now or  hereafter in effect  affecting  the  enforcement  of  creditors'  rights in general and except as such enforceability  may be limited by general  principles  of equity  (whether  considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(viii)   This  Agreement  constitutes a valid  transfer and  assignment  to the  Purchaser of all right,  title and
interest of [    ] in and to the [    ] Initial Mortgage Loans,  including the Cut-Off Date Principal  Balances now existing and all Additional  Balances  thereafter arising to and including the day immediately  preceding the Rapid
Amortization  Period,  all monies due or to become due with respect thereto,  and all proceeds of such Cut-Off Date
Principal  Balances  with  respect to the  [    ]  Initial  Mortgage  Loans;  and this  Agreement  and the  related
Subsequent  Transfer  Agreement,  when executed,  will  constitute a valid transfer and assignment to the Issuer of
all right,  title and interest of [    ] in and to the related  Subsequent  Mortgage  Loans,  including the Cut-Off
Date Principal  Balances  existing on the related  Subsequent  Cut-Off Date and thereafter all Additional  Balances arising to and including the day immediately  preceding the Rapid Amortization  Period, all monies due or to become due with respect  thereto,  and all proceeds of such Subsequent  Cut-Off Date Principal  Balances and such funds as are from time to time deposited in the Custodial Account  (excluding any investment  earnings thereon) as assets of the Trust and all other  property  specified in the  definition of "Trust" as being part of the corpus of the Trust
conveyed to the  Purchaser  by [    ],  and upon  payment for the  Additional  Balances  with respect to any of the
Mortgage  Loans,  will  constitute a valid  transfer and  assignment to the Purchaser (or the Issuer in the case of
any Additional  Balances relating to Subsequent  Mortgage Loans) of all right,  title and interest of [    ] in and
to the  Additional  Balances,  all monies due or to become  due with  respect  thereto,  and all  proceeds  of such
Additional  Balances and all other  property  specified in the  definition  of "Trust"  relating to the  Additional
Balances; and

(ix)     [    ] is not in default  with  respect to any order or decree of any court or any  order,  regulation  or demand of any federal,  state,  municipal or governmental  agency, which default might have consequences that would
materially  and adversely  affect the condition  (financial or otherwise) or operations of [    ] or its properties
or might have consequences that would materially adversely affect its performance hereunder;

         (b)      As to each Initial  Mortgage Loan (except as otherwise  specified  below) as of the Closing Date, or with respect to each Subsequent  Mortgage Loan as of the related  Subsequent  Transfer Date (except as otherwise specified below):

(i)      The information set forth in the Mortgage Loan Schedule with respect to each Mortgage Loan or the
Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is initially furnished;

(ii)     With respect to each of the [    ] Initial Mortgage Loans or, as applicable,  any the Subsequent  Mortgage
Loans sold by [    ] as of each Prior  Transfer  Date: (A) the related Loan Agreement and the Mortgage had not been assigned or pledged,  except for any  assignment or pledge that has been  satisfied  and released,  (B) immediately
prior to the assignment of such Mortgage Loans to [    ],  [    ] had good title thereto and (C) immediately  prior
to such  assignment,  [    ]  was the sole  owner  and  holder of the  Mortgage  Loan free and clear of any and all liens,  encumbrances,  pledges,  or security  interests  (other than, with respect to any Mortgage Loan in a second lien position,  the lien of the related first  mortgage) of any nature and had full right and authority,  under all governmental  and regulatory  bodies having  jurisdiction  over the ownership of the  applicable  Mortgage Loan, to
sell and assign the same pursuant to the related [    ] Purchase Agreement;

(iii)    With respect to the [    ] Initial  Mortgage Loans or, as applicable,  any Subsequent  Mortgage Loans sold
by [    ] as of each  respective  Subsequent  Transfer  Date:  (A) the related Loan Agreement and the Mortgage have not been  assigned  or  pledged,  except  for any  assignment  or  pledge  that has been  satisfied  and  released,
(B) immediately  prior to the assignment of the Mortgage Loans to the Purchaser(or to the Issuer in the case of the
Subsequent  Mortgage  Loans sold by  [    ]),  [    ] had good title  thereto  and (C) [    ] is the sole owner and
holder of the  Mortgage  Loan free and clear of any and all liens,  encumbrances,  pledges,  or security  interests
(other than,  with respect to any Mortgage Loan in a second lien position,  the lien of the related first mortgage)
of any nature and has full right and authority,  under all governmental and regulatory  bodies having  jurisdiction over the ownership of the  applicable  Mortgage Loans to sell and assign the same pursuant to this Agreement or the related Subsequent Transfer Agreement, as applicable;

(iv)     To the best of  [    ]'s  knowledge,  there is no valid  offset,  defense or  counterclaim  of any obligor under any Loan Agreement or Mortgage;

(v)      To the best of [    ]'s  knowledge,  there is no  delinquent  recording or other tax or fee or  assessment lien against any related Mortgaged Property;

(vi)     To the best of [    ]'s  knowledge,  there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;

(vii)    To the best of [    ]'s  knowledge,  there are no  mechanics'  or similar  liens or claims which have been filed for work,  labor or material  affecting the related  Mortgaged  Property  which are, or may be liens prior or equal to, or subordinate  with, the lien of the related  Mortgage,  except liens which are fully insured against by the title insurance policy referred to in clause (xi);

(viii)   As of the  Cut-Off  Date  or  related  Subsequent  Cut-Off  Date,  no  Mortgage  Loan  was 30 days or more delinquent in payment of principal or interest;

(ix)     With respect to the [    ] Initial  Mortgage Loans or, as applicable,  any Subsequent  Mortgage Loans sold
by [    ],  the related  Mortgage  File contains or will contain,  in accordance  with the  definition of "Mortgage
File" in Appendix A to the Indenture,  each of the documents and instruments  specified to be included  therein (it being  understood  that the Custodian  maintains the Loan Agreement  related to each Mortgage File and the Servicer maintains the remainder of the items to be included in the Mortgage File pursuant to the terms of this Agreement);

(x)      To the best of the [    ]'s  knowledge,  the related Loan  Agreement and the related  Mortgage at the time it was made complied in all material respects with applicable  local,  state and federal laws,  including,  but not limited to, applicable predatory lending laws;

(xi)     A title search or other  assurance  of title  customary in the  relevant  jurisdiction  was obtained  with respect to each Mortgage Loan;

(xii)    None of the Mortgaged  Properties is a mobile home or a manufactured  housing unit that is not permanently attached to its foundation;

(xiii)   As of the Cut-Off Date, (a) no more than  approximately  [  ]%,  [  ]%,  [  ]%,  [  ]%, [  ]% and [  ]% of
the Initial  Mortgage  Loans,  by Cut-Off Date  Principal,  are secured by Mortgaged  Properties  located in [  ]%,
[  ]%, [  ]%, [  ]%, [  ]%and [  ]%, respectively;

(xiv)    As of the Cut-Off Date or Subsequent  Cut-Off  Date,  the Combined  Loan-to-Value  Ratio for each Mortgage
Loan was not in excess of 100.00%;

(xv)     [    ] has not transferred the [    ] Initial  Mortgage Loans to the Purchaser or any Subsequent  Mortgage
Loans to the Issuer with any intent to hinder, delay or defraud any of its creditors;

(xvi)    As of the Cut-Off Date, no more than  approximately  [  ]% of the Initial  Mortgage Loans, by Cut-Off Date
Principal Balance,  are secured by Mortgaged  Properties which may have been appraised using a statistical property
evaluation  method and all of the  appraisals  on such  Mortgaged  Properties  have been  delivered by [    ] (also
known as [    ]);  no more than  approximately  [  ]% of the Initial  Mortgage  Loans,  by Cut-Off  Date  Principal
Balance,  are secured by Mortgaged  Properties  which may have been appraised using the [    ] Stated Value method;
[  ]% of the Initial Mortgage Loans, by Cut-Off Date Principal Balance,  are secured by Mortgaged  Properties which may have been appraised using a tax  assessment;  no more than  approximately  [ ]% of the Initial  Mortgage Loans, by Cut-Off Date  Principal  Balance,  are secured by Mortgaged  Properties  which may have been  appraised  using a broker price opinion;  no more than  approximately  [  ]% of the Initial  Mortgage Loans, by Cut-Off Date Principal
Balance,  are secured by Mortgaged  Properties  which may have been appraised  using a URAR Form 1004; no more than approximately  [  ]% of the Initial  Mortgage  Loans, by Cut-Off Date Principal  Balance,  are secured by Mortgaged
Properties  which may have been  appraised  using a  Drive-By  Form 704;  no more than  approximately  [  ]% of the
Initial  Mortgage  Loans, by Cut-Off Date Principal  Balance,  are secured by Mortgaged  Properties  which may have been appraised using Form 2055 (Exterior  Only); no more than  approximately  [  ]% of the Initial  Mortgage Loans, by Cut-Off Date Principal Balance,  are secured by Mortgaged  Properties which may have been appraised using a Form
2055 (with Interior  Inspection),  and no more than  approximately  [  ]% of the Initial Mortgage Loans, by Cut-Off
Date Principal Balance, are secured by Mortgaged Properties which may have been appraised using a Form 2065.

(xvii)   The minimum  monthly  payment with respect to any Mortgage  Loan is not less than the interest  accrued at the applicable  Loan Rate on the average daily  Principal  Balance during the interest  period relating to the date on which such minimum monthly payment is due;

(xviii)  Within a loan type,  and except as required by applicable  law,  each Loan  Agreement and each Mortgage is an enforceable obligation of the related Mortgagor;

(xix)    To the best  knowledge  of [    ],  the  physical  property  subject to each  Mortgage is free of material damage and is in acceptable repair;

(xx)     [    ] has not received a notice of default of any senior  mortgage  loan related to a Mortgaged  Property which has not been cured by a party other than the Servicer;

(xxi)    Each Mortgage Loan has a  substantially  similar  definition of the prime rate as the Index  applicable to the related Loan Rate;

(xxii)   None of the Mortgage Loans is a reverse mortgage loan;

(xxiii)  No  Initial  Mortgage  Loan has an  original  term to  maturity  in excess of 360  months.  Interest  rate adjustments  for the Mortgage  Loans prior to the Cut-Off Date or  Subsequent  Cut-Off Date were made in compliance with the related  Mortgage and Loan  Agreement.  Over the term of any Mortgage  Loan,  the Loan Rate may not exceed the related Maximum Loan Rate, if any;

(xxiv)   As of the Cut-Off Date,  the Initial  Mortgage  Loans have Maximum Loan Rates which range  between  [    ]
and the maximum  interest  rate allowed under the  applicable  state law. The current Gross Margins for the Initial
Mortgage  Loans range between  [    ] and [    ],  and the weighted  average Gross Margin for the Mortgage Loans is
approximately  [    ]% (not  including  teaser  rates) as of the Cut-Off  Date.  As of the Cut-Off  Date,  the Loan
Rates on the Initial  Mortgage  Loans range  between  [    ] (not  including  teaser  rates) and [    ].  As of the
Cut-Off  Date,  the  weighted  average  Loan Rate for the  Initial  Mortgage  Loans is  approximately  [    ]  (not
including teaser rates).  The weighted average  remaining term to scheduled  maturity of the Initial Mortgage Loans
on a contractual basis as of the Cut-Off Date is approximately [    ] months;

(xxv)    (A) Each Mortgaged  Property  consists of a single parcel of real property with a single family or two- to four-family  residence  erected  thereon,  or an individual  condominium  unit,  planned unit  development  unit or
manufactured  housing unit. (B) With respect to the Initial  Mortgage Loans, (a)   approximately  [  ]% (by Cut-Off
Date  Principal   Balance)  are  secured  by  real  property  with  a  single  family  residence  erected  thereon,
(b) approximately  [  ]% (by Cut-Off  Date  Principal  Balance)  are secured by real  property  improved by planned development  units,  (c) approximately  [  ]% (by Cut-Off  Date  Principal  Balance)  are secured by real  property improved by individual condominium units,  (d) approximately  [  ]% (by Cut-Off Date Principal Balance) are secured by real property with a two- to four-family  residence  erected thereon,  (e) approximately  [  ]% (by Cut-Off Date
Principal  Balance)  are  secured  by real  property  improved  by  townhouses,  and (f) [  ]% are  secured by real property improved by manufactured housing;

(xxvi)   As of the Cut-Off  Date,  (A) the Credit Limits range  between  approximately  $[    ] and $[    ] with an
average of $[    ], and (B) no Initial Mortgage Loan had a principal balance in excess of $[    ];

(xxvii)  No more than  approximately  [   ]% of the Initial  Mortgage Loans, by aggregate  Principal  Balance as of the Cut-Off Date, are secured by second liens;

(xxviii) A policy of hazard insurance and flood insurance,  if applicable,  was required from the Mortgagor for the
Mortgage Loan when the Mortgage Loan was originated;

(xxix)   Other than with respect to a payment default,  there is no material  default,  breach,  violation or event
of  acceleration  existing  under  the  terms  of any Loan  Agreement  or  Mortgage  and,  to the best of  [    ]'s
knowledge,  no event which,  with notice and  expiration of any grace or cure period,  would  constitute a material default,  breach,  violation or event of  acceleration  under the terms of any Loan  Agreement or Mortgage,  and no
such  material  default,  breach,  violation  or event of  acceleration  has been  waived  by  [    ]  involved  in
originating or servicing the related Mortgage Loan;

(xxx)    No  instrument of release or waiver has been  executed by [    ] or, to the best  knowledge of [    ],  by
any other person,  in connection with the Mortgage  Loans,  and no Mortgagor has been released by [    ] or, to the
best knowledge of [    ], by any other person, in whole or in part from its obligations in connection therewith;

(xxxi)   With  respect to each  Mortgage  Loan secured by a second  lien,  either (a) no consent for such  Mortgage
Loan was required by the holder or holders of the related  prior lien,  (b) such  consent has been  obtained and is contained in the related Mortgage File or (c) no consent for such Mortgage Loan was required by relevant law;

(xxxii)  With respect to each  Mortgage  Loan,  to the extent  permitted by  applicable  law, the related  Mortgage contains  a  customary  provision  for the  acceleration  of the  payment of the  unpaid  Principal  Balance of the
Mortgage  Loan in the event the related  Mortgaged  Property is sold  without  the prior  consent of the  mortgagee thereunder;

(xxxiii) No Mortgage  Loan  provides for payments  that are subject to  reduction  by  withholding  taxes levied by foreign (non-United States) sovereign government;

(xxxiv)  None of the Mortgage Loans are "high cost loans"  subject to the Home Ownership and Equity  Protection Act of 1994;

(xxxv)   As of the Cut-Off  Date,  none of the  Mortgage  Loans are "High Cost  Loans" or "Covered  Loans" (as such terms are defined in the current  version of Appendix E to the  Standard & Poor's  LEVELS  Glossary in effect as of the Closing Date);

(xxxvi)  None of the Initial  Mortgage  Loans are secured by Mortgaged  Properties  located in the State of Georgia and no Subsequent  Mortgage Loan shall be secured by Mortgaged  Properties  located in the State of Georgia if such
Mortgage Loan was originated prior to [     ] and subsequent to [      ]; and

(xxxvii) [    ] used no  selection  procedures  that  identified  the  Mortgage  Loans as being less  desirable  or
valuable than other  comparable  mortgage  loans  originated  or acquired by [    ] under the Home Equity  Program.
The Mortgage Loans are  representative  of [    ]'s  portfolio of home equity lines of credit that were  originated under the Home Equity Program.

                  With respect to this Section  3.1(b),  representations  made by [    ] with respect to the [    ]
Initial  Mortgage  Loans,  made as of the  Cut-Off  Date or the  Closing  Date or with  respect  to the  Subsequent
Mortgage  Loans sold by [    ] and made as of the  Subsequent  Cut-Off Date or the  Subsequent  Transfer  Date, are
made by [    ] in its  capacity as  Servicer.  Representations  made by [    ] with  respect to the [    ]  Initial
Mortgage  Loans or the  Subsequent  Mortgage Loans sold by [    ] and made as of any other date, are made by [    ]
in its capacity as Seller.

         (c)      [Reserved].

         (d)      [    ]  Representations  and Warranties.  [    ] represents and warrants to the Purchaser,  as of
the Closing Date and as of each Subsequent Transfer Date:

         (I)      As to [    ]:

(i)      [    ] is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii)     [    ] has the power and  authority  to make,  execute,  deliver and perform  its  obligations  under this
Agreement and each Subsequent  Transfer  Agreement to which it is a party and all of the transactions  contemplated under this Agreement and each such Subsequent Transfer  Agreement,  and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and each such Subsequent Transfer Agreement;

(iii)    [    ] is not required to obtain the consent of any other Person or any consents,  licenses,  approvals or authorizations  from, or  registrations  or  declarations  with, any  governmental  authority,  bureau or agency in connection  with the  execution,  delivery,  performance,  validity  or  enforceability  of this  Agreement  or any
Subsequent Transfer Agreement, except for such consents,  licenses,  approvals or authorizations,  or registrations or declarations, as shall have been obtained or filed, as the case may be;

(iv)     The  execution  and delivery of this  Agreement and any  Subsequent  Transfer  Agreement by [    ] and its
performance and compliance with the terms of this Agreement and each such  Subsequent  Transfer  Agreement will not
violate  [    ]'s  organizational  documents or  constitute a material  default (or an event which,  with notice or lapse of time,  or both,  would  constitute a material  default)  under,  or result in the material  breach of, any
material  contract,  agreement or other  instrument to which [    ] is a party or which may be applicable to [    ]
or any of its assets;

(v)      No litigation before any court,  tribunal or governmental body is currently  pending,  or to the knowledge
of [    ]  threatened,  against [    ] or with respect to this Agreement or any Subsequent  Transfer Agreement that
in  the  opinion  of  [    ]  has a  reasonable  likelihood  of  resulting  in a  material  adverse  effect  on the transactions contemplated by this Agreement or any Subsequent Transfer Agreement;

(vi)     This Agreement and each Subsequent  Transfer  Agreement to which it is a party constitutes a legal,  valid
and  binding  obligation  of  [    ],   enforceable  against  [    ]  in  accordance  with  its  terms,  except  as
enforceability may be limited by applicable  bankruptcy,  insolvency,  reorganization,  moratorium or other similar laws now or  hereafter in effect  affecting  the  enforcement  of  creditors'  rights in general and except as such enforceability  may be limited by general  principles  of equity  (whether  considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;

(vii)    This  Agreement  constitutes a valid  transfer and  assignment  to the  Purchaser of all right,  title and
interest of [    ] in and to the [    ]  Initial  Mortgage  Loans,  including the Cut-Off Date  Principal  Balances
with respect to the [    ] Initial Mortgage Loans, all Additional Balances  thereafter  arising,  all monies due or to become due with respect  thereto,  and all proceeds of such Cut-Off Date Principal  Balances with respect to the
[    ] Initial Mortgage Loans; and this Agreement and the related  Subsequent  Transfer  Agreement,  when executed,
will  constitute a valid  transfer and  assignment to the Issuer of all right,  title and interest of [    ] in and
to the related  Subsequent  Mortgage Loans,  including the Cut-Off Date Principal  Balances existing on the related
Subsequent  Cut-Off  Date and all  Additional  Balances  thereafter  arising,  all monies due or to become due with respect  thereto,  and all  proceeds  thereof and such funds as are from time to time  deposited  in the  Custodial
Account  (excluding any  investment  earnings  thereon) as assets of the Trust and all other property  specified in
the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by [    ]; and

(viii)   [    ] is not in default  with  respect to any order or decree of any court or any  order,  regulation  or demand of any federal,  state,  municipal or governmental  agency, which default might have consequences that would
materially  and adversely  affect the condition  (financial or otherwise) or operations of [    ] or its properties
or might have consequences that would materially adversely affect its performance hereunder.

         (II)     As to the  [    ]  Initial  Mortgage  Loans  as of the  Closing  Date,  or with  respect  to each
Subsequent Mortgage Loan as of the related Subsequent Transfer Date:

(i)      With respect to the [    ] Initial Mortgage Loans or, as applicable, any Subsequent Mortgage Loans sold
by [    ]: (A) the related Loan Agreement and the Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of such
Mortgage Loans to the Purchaser (or to the Issuer in the case of the Subsequent Mortgage Loans sold by [    ]),
[    ] had good title thereto and (C) [    ] is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Mortgage Loan in a second lien position, the lien of the related first mortgage) of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage
Loans to sell and assign the same pursuant to this Agreement;

(ii)     For each [    ] Initial  Mortgage Loans or, as applicable,  any Subsequent  Mortgage Loans sold by [    ],
the related  Mortgage File contains or will contain each of the documents and instruments  specified to be included therein  in the  definition  of  "Mortgage  File" in  Appendix A to the  Indenture  (it being  understood  that the
Custodian  maintains the Loan Agreement  related to each Mortgage File and the Servicer  maintains the remainder of the items to be included in the Mortgage File pursuant to the terms of this Agreement);

(iii)    [    ] has not transferred  the [    ] Initial  Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors; and

(iv)     No  instrument  of release or waiver has been  executed by [    ] in  connection  with the [    ]  Initial
Mortgage  Loans,  and no  Mortgagor  has been  released by [    ],  in whole or in part,  from its  obligations  in
connection therewith.

         (e)      Remedies.  Upon  discovery  by any  Seller or  [    ]  or upon  notice  from the  Purchaser,  the
Enhancer,  the Issuer,  the Owner Trustee,  the Indenture Trustee or the Custodian,  as applicable,  of a breach of
such  Seller's  or [    ]'s  respective  representations  or  warranties  in  paragraphs  (a) or (d)(I)  above that materially  and adversely  affects the interests of the  Securityholders  or the Enhancer,  as  applicable,  in any
Mortgage Loan,  [    ] or [    ],  as applicable,  shall,  within 90 days of its discovery or its receipt of notice of such  breach,  either (i) cure such  breach in all  material  respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a Related  Document,  either (A)  repurchase  such Mortgage Loan from the Issuer at the Repurchase  Price, or (B) substitute one or more Eligible  Substitute  Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth below.

         Upon  discovery  by any Seller or [    ] or upon  notice from the  Purchaser,  the  Enhancer,  the Issuer,
[    ],  the Owner Trustee,  the Indenture  Trustee or the Custodian,  as applicable,  of a breach of a Seller's or
[    ]'s  representations  or warranties in paragraphs (b) or (d)(II) above,  with respect to any Mortgage Loan, or upon  the  occurrence  of a  Repurchase  Event,  that  materially  and  adversely  affects  the  interests  of  the
Securityholders,  the  Enhancer  or the  Purchaser  in such  Mortgage  Loan  (notice of which shall be given to the
Purchaser  by the  respective  Seller or [    ],  if it  discovers  the same),  notwithstanding  such  Seller's  or
[    ]'s  lack of knowledge  with respect to the  substance of such  representation  and  warranty,  such Seller or
[    ], as the case may be, shall,  within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase  Event in all material  respects or either (i) repurchase  such Mortgage Loan from the  Issuer at the  Repurchase  Price,  or (ii)  substitute  one or more  Eligible  Substitute  Loans for such
Mortgage  Loan, in each case in the manner and subject to the  conditions  set forth below.  The  Repurchase  Price
for any such  Mortgage  Loan  repurchased  by such Seller or [    ] shall be deposited or caused to be deposited by
the Servicer into the  Custodial  Account.  Any purchase of a Mortgage Loan due to a Repurchase  Event shall be the
obligation of [    ].

         In furtherance of the foregoing,  if [    ] or the Seller that  repurchases or substitutes a Mortgage Loan
is not a member of MERS and the  Mortgage  is  registered  on the MERS®  System,  [    ],  at its own  expense  and
without  any right of  reimbursement,  shall cause MERS to execute and  deliver an  assignment  of the  Mortgage in
recordable  form to transfer  the  Mortgage  from MERS to [    ] or the Seller and shall cause such  Mortgage to be
removed from registration on the MERS® System in accordance with MERS' rules and regulations.

         In the event that any Seller  elects to  substitute  an  Eligible  Substitute  Loan or Loans for a Deleted
Loan  pursuant to this  Section  3.1,  such Seller shall  deliver to the  Custodian  on behalf of the Issuer,  with respect to such Eligible  Substitute Loan or Loans, the original Loan Agreement,  with the Loan Agreement  endorsed as required under the definition of "Mortgage  File" and shall deliver the other  documents  required to be part of the Mortgage File to the  Servicer.  No  substitution  will be made in any calendar  month after the  Determination
Date for such  month.  Minimum  Monthly  Payments  due with  respect to Eligible  Substitute  Loans in the month of substitution  shall not be part of the Trust  Estate and will be  retained  by the  Servicer  and  remitted  by the
Servicer  to such  Seller on the next  succeeding  Payment  Date,  provided  that a payment  at least  equal to the applicable  Minimum  Monthly  Payment  for such month in  respect  of the  Deleted  Loan has been  received  by the
Issuer.  For the month of  substitution,  distributions  to the Note  Payment  Account  pursuant  to the  Servicing
Agreement  will  include  the Minimum  Monthly  Payment due on a Deleted  Loan for such month and  thereafter  such
Seller  shall be entitled to retain all  amounts  received in respect of such  Deleted  Loan.  The  Servicer  shall amend or cause to be amended  the  Mortgage  Loan  Schedule to reflect  the  removal of such  Deleted  Loan and the substitution  of the Eligible  Substitute  Loan or Loans and the Servicer  shall deliver the amended  Mortgage Loan
Schedule to the Owner  Trustee,  the  Indenture  Trustee and the  Enhancer.  Upon such  substitution,  the Eligible
Substitute  Loan or Loans  shall be subject  to the terms of this  Agreement  and the  Servicing  Agreement  in all
respects,  [    ]  shall be deemed to have made the  representations  and  warranties  with respect to the Eligible
Substitute Loan contained herein set forth in Section 3.1(b) (other than clauses (viii) (xiii),  (xxiv),  (xxv)(B),
(xxvi) and (xxvii) thereof and other than clauses (iii) and (ix) thereof in the case of Eligible  Substitute  Loans
substituted  by  [    ]);  if the Seller is [    ],  [    ]  shall be deemed to have made the  representations  and
warranties set forth in Section  3.1(d)(II);  in each case, as of the date of substitution,  and the related Seller shall be deemed to have made a  representation  and warranty that each Mortgage Loan so  substituted is an Eligible
Substitute  Loan as of the  date of  substitution.  In  addition,  [    ]  shall  be  obligated  to  repurchase  or
substitute for any Eligible  Substitute  Loan as to which a Repurchase  Event has occurred as provided  herein.  In connection  with the  substitution  of one or more Eligible  Substitute  Loans for one or more Deleted  Loans,  the
Servicer  shall  determine the amount (such  amount,  a  "Substitution  Adjustment  Amount"),  if any, by which the aggregate  principal balance of all such Eligible  Substitute Loans as of the date of substitution is less than the aggregate  principal  balance of all such Deleted Loans (after  application of the principal portion of the Minimum
Monthly  Payments due in the month of  substitution  that are to be distributed to the Note Payment  Account in the month of  substitution).  Such Seller shall deposit the amount of such shortfall into the Custodial  Account on the date of substitution, without any reimbursement therefor.

         Upon receipt by the Indenture  Trustee on behalf of the Issuer and the Custodian of written  notification, signed by a Servicing  Officer,  of the deposit of such  Repurchase  Price or of such  substitution  of an Eligible
Substitute  Loan (together  with the complete  related  Mortgage  File) and deposit of any applicable  Substitution
Adjustment Amount as provided above, the Custodian,  on behalf of the Indenture Trustee,  shall (i) release to such
Seller or [    ],  as the case may be, the related  Loan  Agreement  for the  Mortgage  Loan being  repurchased  or substituted  for,  (ii) cause the  Servicer  to  release to such  Seller any  remaining  documents  in the  related
Mortgage  File which are held by the  Servicer,  and (iii) the  Indenture  Trustee  on behalf of the  Issuer  shall execute and deliver such  instruments  of transfer or  assignment  prepared by the  Servicer,  in each case without
recourse,  as shall be necessary to vest in such Seller or [    ],  as the case may be, or its respective  designee
such Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be an asset of the Issuer.

         It is  understood  and agreed that the  obligation  of each  Seller and [    ] to cure any  breach,  or to
repurchase or  substitute  for any Mortgage  Loan as to which such a breach has occurred and is  continuing,  shall constitute the sole remedy respecting such breach available to the Purchaser,  the Issuer,  the  Certificateholders
(or the Owner  Trustee  on behalf of the  Certificateholders)  and the  Noteholders  (or the  Indenture  Trustee on
behalf of the Noteholders) against such Seller and [    ].

         It is understood and agreed that the  representations  and warranties set forth in this Section 3.1  shall survive delivery of the respective Mortgage Files to the Issuer or the Custodian.

                                                    ARTICLE IV

                                                SELLERS' COVENANTS

Section 4.1       Covenants of the Sellers.  Each Seller hereby covenants that,  except for the transfer  hereunder and as of any  Subsequent  Transfer  Date, it will not sell,  pledge,  assign or transfer to any other  Person,  or grant, create,  incur or assume any Lien on any Mortgage Loan, or any interest therein,  except with respect to any
Excluded  Amount.  Each Seller shall notify the Issuer (in the case of the Initial  Mortgage  Loans, as assignee of the Purchaser),  of the existence of any Lien (other than as provided above) on any Mortgage Loan  immediately upon discovery  thereof;  and each Seller shall  defend the right,  title and interest of the Issuer (in the case of the
Initial  Mortgage  Loans,  as assignee of the  Purchaser) in, to and under the Mortgage Loans against all claims of third parties claiming through or under such Seller;  provided,  however, that nothing in this Section 4.1 shall be deemed to apply to any Liens for  municipal  or other local taxes and other  governmental  charges if such taxes or governmental  charges shall not at the time be due and payable or if any Seller shall  currently be contesting  the validity thereof in good faith by appropriate Proceedings.

                                                     ARTICLE V

                                                     SERVICING

Section 5.1       Servicing.  [    ] shall service the Mortgage  Loans  pursuant to the terms and conditions of the
Servicing  Agreement  and the Program Guide and shall  service the Mortgage  Loans  directly or through one or more sub-servicers in accordance therewith.

                                                    ARTICLE VI

                                      LIMITATION ON LIABILITY OF THE SELLERS

Section 6.1       Limitation  on Liability of the Sellers.  None of the  directors,  officers,  employees or agents
of [    ] or [    ] shall be under any  liability to the  Purchaser or the Issuer,  it being  expressly  understood that all such  liability  is  expressly  waived and  released  as a condition  of, and as  consideration  for,  the execution  of this  Agreement  and  any  Subsequent  Transfer  Agreement.  Except  as and to the  extent  expressly
provided in the Servicing  Agreement,  [    ] and [    ] shall not be under any liability to the Issuer,  the Owner
Trustee,  the Indenture Trustee or the  Securityholders.  [    ] or [    ] and any director,  officer,  employee or
agent of [    ] or [    ] may rely in good faith on any  document of any kind prima  facie  properly  executed  and submitted by any Person respecting any matters arising hereunder.

                                                    ARTICLE VII

                                                    TERMINATION

Section 7.1       Termination.  The  obligations  and  responsibilities  of the parties hereto shall terminate upon the termination of the Trust Agreement.

                                                   ARTICLE VIII

                                             MISCELLANEOUS PROVISIONS

Section 8.1       Amendment.  This  Agreement  may be amended  from time to time by the  parties  hereto by written agreement with the prior written consent of the Enhancer (which consent shall not be unreasonably withheld.

Section 8.2       Governing  Law. THIS  AGREEMENT  SHALL BE GOVERNED BY AND  CONSTRUED IN ACCORDANCE  WITH THE LAWS
OF THE STATE OF NEW YORK AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER SHALL BE DETERMINED IN
ACCORDANCE WITH SUCH LAWS.

Section 8.3       Notices.  All  demands,  notices and  communications  hereunder  shall be in writing and shall be deemed to have  been  duly  given if  personally  delivered  at or mailed  by  registered  mail,  postage  prepaid, addressed as follows:

(a)      if to the [    ]:

                               __________________________
                               __________________________
                               __________________________
                               __________________________
                               __________________________;

(b)      if to [    ]:

                               __________________________
                               __________________________
                               __________________________
                               __________________________
                               __________________________;

(c)      if to the Purchaser:

                               GreenPoint Mortgage Securities LLC
                               100 Wood Hollow Drive
                               Doorstop #32210
                               Novato, California 94945
                               Attention: [____________]
                               Re:    Home Equity Loan Trust [    ]-[   ];

(d)      if to the Indenture Trustee:

                               __________________________
                               __________________________
                               __________________________
                               __________________________
                               __________________________;

(e)      if to the Issuer:

                               __________________________
                               __________________________
                               __________________________
                               __________________________
                               __________________________;; or

(f)      if to the Enhancer:

                               __________________________
                               __________________________
                               __________________________
                               __________________________
                               __________________________;;

or, with respect to any of the foregoing Persons, at such other address as may hereafter be furnished to the other foregoing Persons in writing.

Section 8.4       Severability  of  Provisions.  If any one or more of the  covenants,  agreements,  provisions  or terms of this  Agreement  shall be held  invalid  for any  reason  whatsoever,  then  such  covenants,  agreements, provisions or terms shall be deemed  severable  from the remaining  covenants,  agreements,  provisions or terms of this  Agreement  and  shall in no way  affect  the  validity  of  enforceability  of the other  provisions  of this
Agreement.

Section 8.5       Relationship  of Parties.  Nothing  herein  contained  shall be deemed or  construed  to create a
partnership  or joint  venture  among the parties  hereto,  and the  services of the [    ] shall be rendered as an
independent contractor and not as agent for the Purchaser.

Section 8.6       Counterparts.  This  Agreement  may be  executed  in any number of  counterparts,  each of which, when so executed,  shall be deemed to be an original and such counterparts,  together, shall constitute one and the same agreement.

Section 8.7       Further  Agreements.  The  parties  hereto  each agree to execute  and  deliver to the other such additional  documents,  instruments  or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.8       Intention of the Parties.  It is the intention of the parties  hereto that the Purchaser  will be purchasing on the Closing Date,  and the Sellers will be selling on the Closing Date, the Initial  Mortgage  Loans, rather than the  Purchaser  providing a loan to the Sellers  secured by the Initial  Mortgage  Loans on the Closing
Date; and that the Issuer will be purchasing on each  Subsequent  Transfer Date, and the Sellers will be selling on each Subsequent  Transfer Date, the related Subsequent  Mortgage Loans,  rather than the Issuer providing a loan to the Sellers secured by the related Subsequent  Mortgage Loans on each Subsequent  Transfer Date.  Accordingly,  the parties  hereto  each  intend to treat  this  transaction  for  federal  income tax  purposes  as (i) a sale by the
Sellers,  and a purchase by the  Purchaser,  of the Initial  Mortgage  Loans on the Closing Date and (ii) a sale by the Sellers,  and a purchase by the Issuer, of the related  Subsequent  Mortgage Loans on each Subsequent  Transfer
Date.  The  Purchaser  and the  Issuer  shall  each have the right to review  the  Mortgage  Loans and the  Related
Documents  to  determine  the  characteristics  of the  Mortgage  Loans which will  affect the  federal  income tax consequences  of owning the Mortgage Loans,  and each Seller shall  cooperate with all reasonable  requests made by the Purchaser or the Issuer in the course of such review.

Section 8.9       Successors and Assigns; Assignment of this Agreement.

(a)      This  Agreement  shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective  permitted  successors  and  assigns.  The  obligations  of each Seller under this  Agreement  cannot be assigned or delegated to a third party without the consent of the Enhancer and the  Purchaser  (and the Issuer with respect to the  transfer  of any  Subsequent  Mortgage  Loans),  which  consent  shall be at the  Purchaser's  sole discretion  (and the Issuer's  sole  discretion  with respect to the transfer of any  Subsequent  Mortgage  Loans);
provided,  that each Seller may assign its  obligations  hereunder to any  Affiliate of such Seller,  to any Person succeeding  to the  business  of such  Seller,  to any Person  into  which such  Seller is merged and to any Person resulting  from any  merger,  conversion  or  consolidation  to which such Seller is a party.  The  parties  hereto acknowledge  that (i) the Purchaser is acquiring the Initial  Mortgage Loans for the purpose of  contributing  them
to the Home Equity Loan Trust  [    ]-[   ] and (ii) the Issuer is acquiring the Subsequent  Mortgage Loans for the purpose of pledging the Subsequent  Mortgage Loans to the Indenture  Trustee for the benefit of the Noteholders and the Enhancer.

(b)      As an  inducement  to the  Purchaser  and the Issuer to  purchase  the Initial  Mortgage  Loans and to the
Issuer to purchase any Subsequent  Mortgage Loans,  each Seller  acknowledges and consents to (i) the assignment by the  Purchaser  to the Issuer of all of the  Purchaser's  rights  against  any Seller  pursuant  to this  Agreement insofar as such rights relate to the Initial  Mortgage Loans  transferred  to the Issuer and to the  enforcement or exercise of any right or remedy  against any of the Sellers  pursuant  to this  Agreement  by the Issuer,  (ii) the enforcement  or exercise of any right or remedy  against any of the  Sellers  pursuant to this  Agreement  by or on behalf of the Issuer and (iii) the Issuer's  pledge of its interest in this Agreement to the Indenture  Trustee and the  enforcement  by the  Indenture  Trustee of any such right or remedy  against any Seller  following an Event of
Default  under the  Indenture.  Such  enforcement  of a right or  remedy by the  Issuer,  the  Owner  Trustee,  the
Enhancer or the Indenture  Trustee,  as applicable,  shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser or the Issuer directly.

Section 8.10      Survival.  The  representations  and warranties  made herein by each Seller and the provisions of
Article VI hereof  shall  survive  the  purchase  of the  Initial  Mortgage  Loans  hereunder  and any  transfer of
Subsequent Mortgage Loans pursuant to this Agreement and the related Subsequent Transfer Agreement.

Section 8.11      Third Party  Beneficiary.  The Enhancer  shall be a third party  beneficiary  hereof and shall be entitled to enforce the provisions of this Agreement as if a party hereto.

         IN WITNESS  WHEREOF,  the  parties  hereto  have caused  their  names to be signed to this  Mortgage  Loan
Purchase  Agreement by their  respective  officers  thereunto  duly  authorized  as of the day and year first above written.

                                                     GREENPOINT MORTGAGE SECURITIES LLC, as Purchaser

                                                     By:   ______________________________________________
                                                           Name:
                                                           Title:

                                                     __________________________________,
                                                           as Seller and Servicer

                                                     By:   _______________________________________________
                                                           Name:
                                                           Title:

                                                     __________________________________, as Seller

                                                     By:   __________________________________,
                                                              not in its individual capacity but solely as
                                                              Owner Trustee

                                                     By:   _______________________________________________
                                                           Name:
                                                           Title:

                                      [Signatures Continue On Following Page]

                                                     HOME EQUITY LOAN TRUST [    ]-[   ], as Issuer

                                                     By:   __________________________________,
                                                              not in its individual capacity but solely as
                                                              Owner Trustee

                                                     By:   _______________________________________________
                                                           Name:
                                                           Title:

                                                     __________________________________, as Indenture Trustee

                                                     By:   ________________________________________________
                                                           Name:
                                                           Title:

                                                     EXHIBIT 1

                                              MORTGAGE LOAN SCHEDULE

                                        [On file with [    ] and Servicer]

                                                     EXHIBIT 2

                                       FORM OF SUBSEQUENT TRANSFER AGREEMENT

         Pursuant  to  this  Subsequent   Transfer   Agreement  No. __________ (the   "Agreement"),   dated  as  of
___________________,_____________,  between  [_________],  as seller  (the  "Seller"),  and Home  Equity Loan Trust
[    ]-[   ],  as issuer  (the  "Issuer"),  and  pursuant  to the  mortgage  loan  purchase  agreement  dated as of
_______________  (the  "Mortgage Loan Purchase  Agreement"),  among  __________________,  as a seller and servicer,
_______________,  as a Seller,  GreenPoint Mortgage Securities LLC, as purchaser (the "Purchaser"),  the Issuer and
_______________,  as indenture  trustee (the "Indenture  Trustee"),  the Seller and the Issuer agree to the sale by the Seller and the purchase by the Issuer of the  mortgage  loans  listed on the  attached  Schedule of  Subsequent
Mortgage Loans (the "Subsequent Mortgage Loans").

         Capitalized  terms used and not defined herein have their  respective  meanings as set forth in Appendix A to the indenture  dated as of  _______________,  between the Issuer and the Indenture  Trustee,  which meanings are incorporated  by reference  herein.  All other  capitalized  terms used herein  shall have the  meanings  specified herein.

         Section 1.        Sale of Subsequent Mortgage Loans.

         (a)      The Seller  does  hereby  sell,  transfer,  assign,  set over and convey to the  Issuer,  without recourse,  all of its right,  title and interest in and to the Subsequent  Mortgage Loans (including the Subsequent
Cut-Off Date Principal  Balance now existing and all Additional  Balances  thereafter  arising to and including the date  immediately  preceding  the  commencement  of the Rapid  Amortization  Period),  all  principal  received and interest  thereon on and after the  Subsequent  Cut-Off Date, all monies due or to become due thereon and all items with  respect to the  Subsequent  Mortgage  Loans to be  delivered  pursuant  to Section 2.2 of the  Mortgage  Loan
Purchase Agreement;  provided,  however,  that the Seller reserves and retains all right, title and interest in and to principal  received and interest  accruing on the  Subsequent  Mortgage  Loans prior to the  Subsequent  Cut-Off
Date. The Seller,  contemporaneously  with the delivery of this Agreement,  has delivered or caused to be delivered to the Indenture Trustee each item set forth in Section 2.2 of the Mortgage Loan Purchase Agreement.

         The  transfer to the Issuer by the Seller of the  Subsequent  Mortgage  Loans  identified  on the Mortgage
Loan  Schedule  shall be absolute and is intended by the parties  hereto to  constitute a sale by the Seller to the
Issuer on the  Subsequent  Transfer  Date of all the Seller's  right,  title and interest in and to the  Subsequent
Mortgage Loans, and other property as and to the extent described  above, and the Issuer hereby  acknowledges  such transfer.  In the event the  transactions  set forth  herein  shall be deemed not to be a sale,  the Seller  hereby grants to the Issuer as of the Subsequent  Transfer Date a security  interest in all of the Seller's  right,  title and interest in, to and under all accounts, chattel papers, general intangibles,  contract rights,  certificates of deposit,  deposit accounts,  instruments,  documents,  letters of credit,  money, payment  intangibles,  advices of credit,  investment  property,  goods and other property  consisting of, arising under or related to the Subsequent
Mortgage Loans, and such other property,  to secure all of the Issuer's obligations  hereunder,  and this Agreement shall  constitute a security  agreement  under  applicable law. The Seller agrees to take or cause to be taken such actions and to execute such  documents,  including  without  limitation the filing of all necessary UCC-1 financing
statements  filed in the State of  [     ]  (which  shall be  submitted  for filing as of the  Subsequent  Transfer
Date),  any  continuation  statements with respect thereto and any amendments  thereto required to reflect a change in the name or corporate  structure of the Seller or the filing of any additional  UCC-1  financing  statements due to the change in the principal office or jurisdiction of  incorporation of the Seller,  as are necessary to perfect and protect the Issuer's interests in each Subsequent Mortgage Loan and the proceeds thereof.

         (b)      The  expenses  and  costs  relating  to the  delivery  of the  Subsequent  Mortgage  Loans,  this
Agreement and the Mortgage Loan Purchase Agreement shall be borne by the Seller.

         (c)      Additional terms of the sale are set forth on Attachment A hereto.

         Section 2.        Representations and Warranties; Conditions Precedent.

         (a)      The  Seller  hereby  affirms  the  representations  and  warranties  made by it and set  forth in
Section 3.1 of the Mortgage Loan Purchase  Agreement that relate to the Seller or the Subsequent  Mortgage Loans as of the date hereof.  The Seller hereby  confirms  that each of the  conditions  set forth in Section  2.2(b) of the
Mortgage Loan  Purchase  Agreement  are  satisfied as of the date hereof and further  represents  and warrants that each Subsequent  Mortgage Loan complies with the  requirements of this Agreement and Section 2.2(c) of the Mortgage
Loan Purchase  Agreement.  [    ], as Servicer of the Subsequent  Mortgage Loans hereby affirms the representations and  warranties  made by it regarding  the  Subsequent  Mortgage  Loans as set forth in Section 3.1 of the Mortgage
Loan Purchase Agreement.

         (b)      The Seller is solvent,  is able to pay its debts as they  become due and has  capital  sufficient to carry on its business and its  obligations  hereunder;  it will not be rendered  insolvent by the  execution and delivery of this  Instrument  or by the  performance  of its  obligations  hereunder nor is it aware of any pending insolvency;  no petition of bankruptcy (or similar  insolvency  proceeding) has been filed by or against the Seller prior to the date hereof.

         (c)      All terms and  conditions  of the Mortgage  Loan Purchase  Agreement  relating to the  Subsequent
Mortgage  Loans are hereby  ratified  and  confirmed;  provided,  however,  that in the event of any  conflict  the provisions  of this  Agreement  shall  control  over the  conflicting  provisions  of the  Mortgage  Loan  Purchase
Agreement.

         Section 3.        Recordation  of  Instrument.  To the extent  permitted by applicable law or a memorandum thereof if permitted  under  applicable  law, this Agreement is subject to recordation  in all  appropriate  public offices for real property records in all of the counties or other  comparable  jurisdictions in which any or all of the  properties  subject to the related  Mortgages  are situated,  and in any other  appropriate  public  recording office or elsewhere,  such recordation to be effected by the Servicer at the  Noteholders'  expense on direction of the  Noteholders of Notes  representing  not less than a majority of the aggregate Note Balance of the Notes or the
Enhancer,  but only when  accompanied by an Opinion of Counsel to the effect that such  recordation  materially and beneficially  affects the interests of the  Noteholders or the Enhancer or is necessary for the  administration  or servicing of the Subsequent Mortgage Loans.

         Section 4.        GOVERNING  LAW. THIS  INSTRUMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE
STATE OF NEW YORK AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES  OF THE  PARTIES  HEREUNDER  SHALL BE  DETERMINED  IN
ACCORDANCE WITH SUCH LAWS.

         Section 5.        Counterparts.  This Instrument may be executed in counterparts,  each of which,  when so executed, shall be deemed to be an original and together shall constitute one and the same instrument.

         Section 6.        Successors  and  Assigns.  This  Agreement  shall inure to the benefit of and be binding upon the Seller and the Issuer and their respective successors and assigns.

                                                     [__________________________________],
                                                        as Seller

                                                     By:   ______________________________
                                                           Name:
                                                           Title:

                                                     HOME EQUITY LOAN TRUST [    ]-[   ], as Issuer

                                                     By:   ___________________________,
                                                              not in its individual capacity but solely as
                                                              Owner Trustee

                                                     By:   _______________________________
                                                           Name:
                                                           Title:

                                                     ___________________________,
                                                        as Servicer

                                                     By:   ________________________________
                                                           Name:
                                                           Title:

                                                    Attachments

A.       Additional terms of sale.
B.       Schedule of Subsequent Mortgage Loans.
C.       Seller's Officer's Certificate.
D.       Seller's Officer's Certificate (confirmation of Enhancer approval).

                                        HOME EQUITY LOAN TRUST [    ]-[   ]

                               ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                                                ____________, ____

A.
       1.     Subsequent Cut-Off Date:
       2.     Pricing Date:
       3.     Subsequent Transfer Date:
       4.     Aggregate Principal Balance of the Subsequent Mortgage Loans as of the
              Subsequent Cut-Off Date:
       5.     Purchase Price:                                                                 100.00%
B.
As to all Subsequent Mortgage Loans:
       1.     Longest stated term to maturity:                                                     _____ months
       2.     Minimum Loan Rate:                                                                   _____ %
       3.     Maximum Loan Rate:                                                                   _____ %
       4.     WAC of all Subsequent Mortgage Loans:                                                _____ %
       5.     WAM of all Subsequent Mortgage Loans:                                                _____ %
       6.     Largest Principal Balance:                                                      $___________
       7.     Non-owner occupied Mortgaged Properties:                                             _____ %
       8.     California zip code concentrations:                                         %____ and ____ %
       9.     Condominiums:                                                                        _____ %
       10.    Single-family:                                                                       _____ %
       11.    Weighted average term since origination:                                             _____ %
       12.    Principal balance of Subsequent Mortgage Loans with respect to which the        $___________
              Mortgagor is an employee of [    ] or an affiliate of [    ]:
       13.    Number of Subsequent Mortgage Loans with respect to which the Mortgagor is an        ______
              employee of [    ] or an affiliate of [    ]:

                                                     EXHIBIT 3

                                              FORM OF ADDITION NOTICE

DATE:

                                                             _____________
                                                             _____________
                                                             _____________

                                                             _____________
                                                             _____________
                                                             _____________

                                      Re: Home Equity Loan Trust [    ]-[   ]

Ladies and Gentlemen:

         Pursuant  to Section  2.2 of the  mortgage  loan  purchase  agreement  dated as of  ________________  (the
"Purchase Agreement"), among  ___________________________,  as a Seller and Servicer,  ___________________________,
as a Seller, GreenPoint Mortgage Securities LLC, as Purchaser,  Home Equity Loan Trust [    ]-[   ],  as Issuer and
___________________________,  as  Indenture  Trustee,  the Seller has  designated  the  Subsequent  Mortgage  Loans
identified on the Mortgage Loan Schedule  attached hereto to be sold to the Issuer on                  ,          ,
with an aggregate  Principal  Balance of  $            .  Capitalized  terms not otherwise  defined herein have the meaning  set forth in the  Appendix A to the  indenture  dated as of  ________________,  between the Issuer and the
Indenture Trustee.

         Please  acknowledge  your  receipt  of this  notice  by  countersigning  the  enclosed  copy in the  space indicated below and returning it to the attention of the undersigned.

                                                     Very truly yours,

                                                     [____________________________],
                                                        as Seller

                                                     By:   _________________________________
                                                           Name:
                                                           Title:

ACKNOWLEDGED AND AGREED:

_____________________,
     as Indenture Trustee

By:  _________________________________
     Name:
     Title: